First Quarter 2015 Results April 16, 2015 NASDAQ: PBCT Exhibit 99.2

Forward-Looking Statement
Certain statements contained in this release are forward-looking in nature. These include all statements about People's United Financial's plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe," "should" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-
interest income and expense related activities; (6) changes in accounting and regulatory guidance applicable to banks; (7) price levels and conditions in the public securities markets generally; (8)
competition and its effect on pricing, spending, third-party relationships and revenues; and (9) changes in regulation resulting from or relating to financial reform legislation. People's United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

First Quarter 2015 Overview
•
• Net interest income
1
of $228 million, consistent with recent quarters
• Net interest margin of 2.91%, a decrease of 9 basis points
• Loan growth of $337 million, 5.1% annualized growth rate
• Organic deposit growth of $1.0 billion, 17.3% annualized growth rate
• Non-interest income of $89 million, increased 3% from the fourth quarter and 11% from the prior year quarter
• Operating expenses of $212 million, a modest increase due to traditionally higher first quarter costs, but flat compared to the prior year quarter
• Efficiency ratio was 61.9%, a slight increase from 61.3%, but improved from 63.9% in the prior year quarter
• Net loan charge-offs were 0.11%, an improvement from 0.13%
(Comparisons versus fourth quarter 2014, unless noted differently)
1 Net interest income on a fully taxable equivalent basis for 4Q 2014 and 1Q 2015 was $233.2 million and $233.9 million, respectively.
Operating earnings of $63.2 million, an increase of 12% from the prior year quarter

Net Interest Income
($ in millions)
Linked Quarter Change Linked Quarter Change
$3.4
$2.8
($1.1) ($0.1)
$228.1
$228.1
($1.7)
($3.3)
1 Net interest income on a fully taxable equivalent basis for 4Q 2014 and 1Q 2015 was $233.2 million and $233.9 million, respectively.
4Q 2014 Investments Originated
Loans
Calendar
Acquired Deposits Borrowings 1Q 2015
Days Loans
1

4 Net Interest Margin Linked Quarter Change Linked Quarter Change (0.05%) (0.02%) 3.00% 2.91% (0.01%) (0.01%) 4Q 2014 Calendar New Loan Deposits Investments 1Q 2015 Days Volume & Mix

5 Loans ($ in millions) Linked Quarter Change Linked Quarter Change $317 $113 ($93) $26,592 $26,929 Annualized linked quarter change: +5.1% December 31, 2014 Commercial Retail Acquired March 31, 2015

Deposits
Linked Quarter Change
$635
$377
Retail
²
$18,926
($ in millions)
Annualized linked quarter change: +15.5%
Commercial
¹
$7,212
Commercial
¹
$7,847
$26,138
$27,150
Retail
²
$19,303
1 Commercial includes Municipal deposits of $1,458 at 12/31/2014 and $1,608 at 3/31/2015
2 Retail includes brokered deposits of $2,633 at 12/31/2014 and $2,629 at 3/31/2015
December 31, 2014 Commercial Retail March 31, 2015

Non-Interest Income
($ in millions)
Linked Quarter Change
$3.7
$1.9
$86.8
$2.1
$89.0
($2.7)
($1.9)
$1.0
($1.9)
4Q 2014 Commercial
Banking Lending
Fees
Customer
Interest
Rate Swap
Income
Net Gain on
Sale of Loans
Insurance
Net
Security
Gains
Bank Service
Charges
Other 1Q 2015

Non-Interest Expense
($ in millions)
Linked Quarter Change
($3.1)
$207.1
$5.4
$6.6
$211.6
$0.6
$207.7
$217.6
Operating Non-Operating
$6.0
($1.4)
$2.4
4Q 2014 Non-Operating Compensation
& Benefits
Occupancy
& Equipment
Advertising
& Promotion
Other 1Q 2015

9 Efficiency Ratio 63.9% 61.8% 61.4% 61.3% 61.9% 1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015

Asset Quality
NPAs / Loans & REO (%)
1
Source: SNL Financial and Company filings
Notes: Top 50 Banks represents the largest 50 banks by total assets in each respective quarter
PBCT Peer Group (Median) Top 50 Banks (Median)
0.80
0.5
1.0
1.5
2.0
2.5
1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition
1

Asset Quality
Net Charge-Offs / Average Loans (%)
1
1
Source: SNL Financial and Company filings
Notes: Top 50 Banks represents the largest 50 banks by total assets in each respective quarter
PBCT Peer Group (Median) Top 50 Banks (Median)
0.11
0.0
0.1
0.2
0.3
0.4
1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
Excluding acquired loan charge-offs, PBCT’s charge-off ratio was 0.11%, 0.13%, 0.12%, 0.09%, and 0.09%, in 1Q 2015, 4Q 2014, 3Q 2014, 2Q 2014,
and 1Q 2014, respectively

Growing Future Earnings Per Share
Loans
Deposits
Deposits per Share Loans per Share
Loans ($ in billions)
Deposits ($ in billions)
$90.02
$45
$55
$65
$75
$85
$95
$16
$18
$20
$22
$24
$26
$28
1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
$45
$55
$65
$75
$85
$95
$16
$18
$20
$22
$24
$26
$28
1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
$90.76

13 Operating Return on Average Assets 0.69% 0.72% 0.74% 0.75% 0.71% 1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015

14 Operating Return on Average Tangible Equity 9.3% 9.6% 9.9% 10.1% 9.9% 1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015

Capital Ratios
(Effective January 1, 2015, all ratios calculated in accordance with Basel III)
1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
People’s United Financial
Tang. Com. Equity/Tang. Assets 8.0% 7.9% 7.8% 7.5% 7.5%
Tier 1 Leverage
1, 5
8.4% 8.3% 8.1% 7.9% 8.3%
Common Equity Tier 1 Capital
2, 5
10.1% 10.0% 9.9% 9.8% 10.0%
Tier 1 Risk-Based Capital
3, 5
10.1% 10.0% 9.9% 9.8% 10.0%
Total Risk-Based Capital
4, 5
11.2% 12.5% 12.3% 12.2% 12.0%
People’s United Bank
Tier 1 Leverage
1, 5
9.1% 9.0% 8.8% 8.5% 8.8%
Common Equity Tier 1 Capital
2, 5
11.0% 10.8% 10.7% 10.5% 10.6%
Tier 1 Risk-Based Capital
3, 5
11.0% 10.8% 10.7% 10.5% 10.6%
Total Risk-Based Capital
4, 5
12.2% 13.5% 13.3% 13.0% 13.0%
Basel III Notes:
1. Tier 1 Leverage ratio represents Tier 1 Capital divided by Average Total Assets (less goodwill, other acquisition-related intangibles and other deductions from Common Equity Tier 1 Capital)
2. Common Equity Tier 1 Capital ratio represents total stockholder’s equity, excluding: (i) after-tax net unrealized gains (losses) on certain securities classified as available for sale; (ii) goodwill and other acquisition-related intangibles; and (iii) the amount recorded in accumulated other comprehensive income (loss) relating to pension and other postretirement benefits divided by Total
Risk-Weighted Assets
3. Tier 1 Risk-Based Capital ratio represents Common Equity Tier 1 Capital plus additional Tier 1 Capital (together, "Tier 1 Capital") divided by Total Risk-Weighted Assets
4. Total Risk-Based Capital ratio represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of Total Risk-Weighted
Assets, divided by Total Risk-Weighted Assets
5. Well capitalized limits under Basel III capital rules are: Tier 1 Leverage Ratio, 5%; Common Equity Tier 1 Capital Ratio, 6.5%; Tier 1 Risk-Based Capital Ratio, 8%; and Total Risk-Based
Capital Ratio, 10%

Interest Rate Risk Profile
Net Interest Income (NII) Sensitivity
1
Immediate Parallel Shock
Est. Change in NII
Yield Curve Twist
1
Est. Change in NII
Mar. 31, 2015 Dec. 31, 2014
-1.3%
3.9%
7.6%
10.2%
12.5%
-1.1%
3.4%
6.9%
9.2%
11.1%
Down 25 Up 100 Up 200 Up 300 Up 400
-0.3%
1.3%
3.2%
-4.7%
2.7%
5.0%
-0.2%
1.1%
2.7%
-4.1%
2.6%
4.9%
Short End -25 Short End +100 Short End +200 Long End -100 Long End +100 Long End +200
Yield curve twist pivot point is 18 month point on yield curve.  Short End defined as overnight to 18 months.
  Long End defined as terms greater than 18 months.

Experienced
leadership team
Operate in large &
attractive Northeast
markets…
…with significant
knowledge at the local
level
Commitment to
relationship-based
banking
Breadth of products
& services
Conservative & well-
defined underwriting
culture
Premium brand built
over 170 years
Deep focus on
expense management
Summary
A Uniquely Positioned Franchise

Appendix

Asset Quality
Originated Portfolio Coverage Detail as of March 31, 2015
ALLLs / Loans NPLs / Loans
ALLLs / NPLs
Note – ALLLs: Commercial: $173 million, Retail: $18 million, Total: $191 million
0.91%
0.26%
0.74%
Commercial Retail Total
0.64%
0.82%
0.68%
Commercial Retail Total
143%
32%
107%
Commercial Retail Total

Peer Group
Firm Ticker City State
1 Associated ASB Green Bay WI
2 BancorpSouth BXS Tupelo MS
3 City National CYN Los Angeles CA
4 Comerica CMA Dallas TX
5 Commerce CBSH Kansas City MO
6 Cullen/Frost CFR San Antonio TX
7 East West EWBC Pasadena CA
8 First Niagara FNFG Buffalo NY
9 FirstMerit FMER Akron OH
10 Fulton FULT Lancaster PA
11 Huntington HBAN Columbus OH
12 M&T MTB Buffalo NY
13 New York Community NYCB Westbury NY
14 Signature SBNY New York NY
15 Susquehanna SUSQ Lititz PA
16 Synovus SNV Columbus GA
17 Valley National VLY Wayne NJ
18 Webster WBS Waterbury CT
19 Wintrust WTFC Lake Forest IL
20 Zions ZION Salt Lake City UT

For more information, investors may contact: Andrew S. Hersom (203) 338-4581 andrew.hersom@ peoples.com NASDAQ: PBCT